___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

VICAN RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-107179 & 000-51210	980380519
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

11650 South State Street, Suite 240
Draper, Utah		84020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 816-2510

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

The sole purpose of this amended Current Report on Form 8-K/A (the “Form 8-K/A”) is to file the updated Auditor Letter (as defined in Item 4.01 below) as Exhibit 16.1 that was previously omitted from the original report filed with the Securities and Exchange Commission (the “Commission”) on January 26, 2015. No other changes have been made to the original report and the Form 8-K/A does not reflect events that may have occurred subsequent to the original filing date.

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 22, 2015 Vican Resources, Inc. (hereafter, “we” “us” “our” or the “Company”) dismissed its independent registered accountant, Pritchett, Siler & Hardy, P.C. (hereafter “PSH”). The Company engaged PSH as its independent registered accountant on April 1, 2014.

The report of PSH regarding the Company’ financial statements for the fiscal year ended December 31, 2013, as well as the financial statements of the Company contained in its annual report on Form 10-K for the fiscal year ended December 31, 2013, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

During the period from April 1, 2014 through to January 22, 2015, the date of dismissal, there were no disagreements with PSH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PSH would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided PSH with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that PSH furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Also on January 22, 2015, we engaged Michael T. Studer CPA P.C. (“Studer”), independent registered accountants, as our independent accountant following the dismissal of PSH. Prior to the engagement of Studer, the Company has not consulted with Studer regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Studer concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Updated Letter from Pritchett, Siler & Hardy, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vican Resources, Inc.

Date: January 29, 2015	By: /s/ Chene C. Gardner___
Chene C. Gardner
Chief Executive Officer